UNITED STATES

			        SECURITIES AND EXCHANGE COMMISSION

      					Washington, D.C. 20549



         				     FORM 8-K



              				CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):January 28, 1997
                                                -----------------
                                                (January 13, 1997)





                       Bradlees, Inc.
                      ---------------

   (Exact Name of Registrant As Specified In Its Charter)



                       Massachusetts
                    -------------------

      (State Or Other Jurisdiction of Incorporation)





           1-11134                        	04-3156108
 ------------------------       --------------------------------
 (Commission File Number)      	(IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts               02184
-----------------------------------------------	           ------
(Address Of Principal Executive Offices)                 (Zip Code)


                      (617) 380-3000
                    ------------------
    (Registrant's telephone number, including area code)



                       Not Applicable
                    -------------------
(Former name or former address,  if changed since last report)













        			Exhibit Index on Page 5

 		 	Page 1 of 12  (Including Exhibits)













Item 5:	OTHER EVENTS
-----------------------

	Beginning on January 28, 1997, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers a summary of its financial plan (the "Plan") for the fiscal year
ending January 31, 1998 ("fiscal 1997").   Also, on January 13,
1997, the Company received approval from its lenders under its $200 million Debtor-in-Possession (DIP) facility to amend the minimum earnings covenant for the fourth quarter of fiscal 1996 and the first quarter of fiscal 1997. The amendment to the DIP facility and the Plan are attached hereto as Exhibits 10.6 and 20, respectively. In addition, on January 21, 1997, the U.S.
Bankruptcy Court granted the Company a six-month extension, until August 4, 1997, of its exclusive right to file a plan of reorganization.

	The Plan reflects an EBITDA (as defined in exhibit 20) for
fiscal 1997 of $27.2 million before	restructuring, a
significant improvement from forecasted fiscal 1996 results, which the Company believes it can achieve primarily through expense reductions, an increase of 1.4% in the gross margin rate, and the prior closings of 27 unprofitable stores in fiscal 1996. The Plan also reflects a 1% increase in annual comparable store sales. The Plan is based on 109 stores after the planned closing of one additional store in April, 1997. Final audited fiscal 1996 results are expected to be released by late March, 1997.



	The Company will continue to focus on merchandise quality and fashion but is making the following modifications to its business strategy: (a) lowering opening price points on selective merchandise categories to enhance value, increase customer traffic and avoid costly promotions; (b) reintroducing certain basic convenience and commodity products which are typical to a discount store; (c) reinstituting a layaway program in the second half of fiscal 1997; (d) reducing the amount and frequency of markdowns through improved inventory management;
(e) establishing sales and margin goals for each item advertised in weekly circulars with improved monitoring of item productivity; (f) focusing on making the weekly circulars more item-intensive and price-point oriented and reducing less productive advertising mediums; and (g) improving operating efficiencies to achieve further cost reductions.



	The Company is distributing the Plan to its banks and other credit providers to facilitate their credit analyses. THE PLAN SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-Q for the third quarter ended November 2, 1996 and Form 10-K for the fiscal year ended February 3, 1996 (fiscal 1995). The Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures at any time. The Plan and the fiscal
1996 forecast were not examined, reviewed or compiled by the Company's independent public accountants. The Company is not obligated to update the Plan or the fiscal 1996 forecast to reflect subsequent events or developments. The Plan and the fiscal 1996 forecast are subject to future adjustments, if any, that could materially affect such information.



                                2



 The Plan and the fiscal 1996 forecast were not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Plan and the fiscal 1996 forecast contain forward looking statements which are based upon a variety of assumptions (including assumptions concerning the success of the Company's merchandising, advertising and operational strategies and the related effects on sales and gross margin and the achievement of expected expense reductions) that may not be realized and are subject to significant business, economic and competitive uncertainties and potential contingencies, many of which are beyond the Company's control. Consequently, the Plan and the fiscal 1996 forecast should not be regarded as a representation or warranty by the Company, or any other person, that the projections contained therein will be realized. Actual results may vary materially from those presented in the Plan and fiscal 1996 forecast.



Item 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
        -------------------------------------------------------


Exhibit:

10.1*	Debtor-in-Possession Revolving Credit and Guaranty

	Agreement, dated as of June 23, 1995, between Chemical

	Bank, as Agent, and Bradlees Stores, Inc., a Debtor-in-

	Possession, with Bradlees Administrative Co., Inc.

	and the Subsidiaries of the Borrower as Guarantors, is

	incorporated by reference from the Company's Form 8-K

	dated July 26, 1995, Item 7, Exhibit 10.1 as filed with

	the Securities and Exchange Commission on July 27, 1995.



10.2*	First Amendment, dated as of June 30, 1995, to Debtor-in-

	Possession Revolving Credit and Guaranty Agreement, is

	incorporated by reference from the Company's Form 8-K

	dated July 26, 1995, Item 7, Exhibit 10.2, as filed with the

	Securities and Exchange Commission on July 27, 1995.



10.3*	Second Amendment, dated as of August 9, 1995, to Debtor-

	in-Possession Revolving Credit and Guaranty Agreement,

	is incorporated by reference from the Company's Form 10-Q

	for the quarterly period ended August 12, 1995, Part II, Item

	6,Exhibit 10.3, as filed with the Securities and Exchange

	Commission on September 26, 1995.



10.4*	Third Amendment, dated as of March 15, 1996, to Debtor-

	in-Possession Revolving Credit and Guaranty Agreement,

	dated as of June 23, 1995, between Chemical Bank, as Agent

	and Societe Generale, as Co-Agent, and Bradlees Stores,

	Inc., a Debtor-in-Possession, with Bradlees Administrative

	Co., Inc. and the Subsidiaries of the Borrower as Guarantors,

	is incorporated by reference from the Company's Form 8-K

	dated March 29, 1996,Item 7, Exhibit 10.4, as filed with the

	Securities and Exchange Commission on April 1, 1996.

----------------------

 * Previously  filed
                                       3





10.5*	Fourth Amendment, dated as of September 13, 1996, to

	Debtor-in-Possession Revolving Credit and Guaranty

	Agreement, dated as of  June 23, 1995, between The Chase

	Manhattan Bank, as Agent and Societe Generale, as

	Co-Agent, and Bradlees Stores, Inc., a Debtor-in-Possession,

	with Bradlees Administrative Co., Inc. and the Subsidiaries

	of the Borrower as Guarantors, is incorporated by reference

	from the Company's Form 10-Q for the quarterly period

	ended August 3, 1996, Part II, Item 6, Exhibit 10.5, as filed

	with the Securities and Exchange Commission on

	September 17, 1996.



10.6	Fifth Amendment, dated as of January 13, 1997, to

	Debtor-in-Possession Revolving Credit and Guaranty

	Agreement, dated as of  June 23, 1995, between The Chase

	Manhattan Bank, as Agent and Societe Generale, as

	Co-Agent, and Bradlees Stores, Inc., a Debtor-in-Possession,

	with Bradlees Administrative Co., Inc. and the Subsidiaries of

	the Borrower as Guarantors.


20 	Fiscal 1997 Summary Financial Plan





















-----------------------

* Previously  filed

                      				INDEX TO EXHIBITS

Exhibit No.           	Exhibit                         	  						 Page No.
-----------           	--------		                              	----------

10.1*	Debtor-in-Possession Revolving Credit and Guaranty
Agreement,
dated as of June 23, 1995, between Chemical Bank, as Agent, and Bradlees Stores, Inc., a Debtor-in-Possession, with Bradlees Administrative Co., Inc. and the Subsidiaries of the Borrower
as	Guarantors, is incorporated by reference from the
Company's Form 8-K	dated July 26, 1995, Item 7, Exhibit 10.1
as filed with the Securities	and Exchange Commission on July
27, 1995.



10.2*	First Amendment, dated as of June 30, 1995, to
Debtor-in-Possession	Revolving Credit and Guaranty Agreement,
is incorporated by reference	from the Company's Form 8-K dated
July 26, 1995, Item 7, Exhibit 10.2,	as filed with the
Securities and Exchange Commission on July 27, 1995.



10.3*	Second Amendment, dated as of August 9, 1995, to
Debtor-in-Possession	Revolving Credit and Guaranty Agreement,
is incorporated by reference	from the Company's Form 10-Q for
the quarterly period ended
August 12, 1995, Part II, Item 6, Exhibit 10.3, as filed with
the	Securities and Exchange Commission on September 26, 1995.



10.4*	Third Amendment, dated as of March 15, 1996, to
Debtor-in-Possession	Revolving Credit and Guaranty Agreement,
dated as of June 23, 1995,	between Chemical Bank, as Agent and
Societe Generale, as Co-Agent,
and Bradlees Stores, Inc., a Debtor-in-Possession, with
Bradlees	Administrative Co., Inc. and the Subsidiaries of the
Borrower as	Guarantors, is incorporated by reference from the
Company's Form 8-K	dated March 29, 1996, Item 7, Exhibit 10.4,
as filed with the
Securities and Exchange Commission on April 1, 1996.



10.5*	Fourth Amendment, dated as of September 13, 1996, to
Debtor-in-Possession Revolving Credit and Guaranty Agreement,
dated as of June 23, 1995, between The Chase Manhattan Bank, as Agent,
and Societe Generale, as Co-Agent, and Bradlees Stores, Inc., a
Debtor-in-Possession, with Bradlees Administrative Co., Inc.
and the	Subsidiaries of the Borrower as Guarantors, is
incorporated by reference	from the Company's Form 10-Q for the
quarterly period ended August 3, 1996, Part II, Item 6,
Exhibit 10.5, as filed with the Securities and	Exchange
Commission on September 17, 1996.



10.6	Fifth Amendment, dated as of January 13, 1997, to               7
Debtor-in-Possession
Revolving Credit and Guaranty Agreement, dated as of June 23,
1995,	between The Chase Manhattan Bank, as Agent and Societe
Generale, as	Co-Agent, and Bradlees Stores, Inc., a
Debtor-in-Possession, with	Bradlees Administrative Co., Inc.
and the Subsidiaries of the Borrower	as Guarantors.



20 	Fiscal 1997 Summary Financial Plan                              10


-----------------------
* Previously  filed

BRADLEES, INC.

AND SUBSIDIARIES



SIGNATURES

------------------







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





	BRADLEES, INC.





Date:  January 28, 1997  	By  /s/ PETER THORNER
                    				  --------------------------------
                      				Peter Thorner
                      				Chairman, President and
                      				Chief Executive Officer





Date:  January 28, 1997  	By  /s/ CORNELIUS F. MOSES III
                          --------------------------------
                       			Cornelius F. Moses III
                          Senior Vice President,
                          Chief Financial Officer

                                 										    Exhibit 10.6



 FIFTH AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT


	FIFTH AMENDMENT, dated as of January 13, 1997 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of June 23, 1995, among BRADLEES STORES, INC., a Massachusetts corporation (the "Borrower"), as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), as debtors and debtors-in possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent") and SOCIETE GENERALE, as Co-Agent for the Banks;

                    W I T N E S S E T H:

		WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Co-Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of June 23, 1995 (as heretofore amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of June 30, 1995, that certain
Second Amendment to Revolving Credit and Guaranty Agreement dated as of August 10, 1995, that certain Third Amendment to Revolving Credit and Guaranty Agreement dated as of March 15,
1996, that certain Amendment Letter Agreement dated August 15,
1996 and that certain Fourth Amendment to the Revolving Credit and Guaranty Agreement dated as of September 13, 1996, and as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

		WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.

		1. As used herein all terms which are defined in the Credit Agreement shall have the same meanings herein.

		2. Section 6.05 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:



  	Date: 	      	      			EBITDA

			February 1, 1997  ($ 90,000,000)

			May 3, 1997       ($100,000,000)

		3. This amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, Banks constituting the Required Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the Borrower (with the approval of the Bankruptcy Court, such approval to be evidenced by the entry of an order satisfactory in form and substance to the Agent) shall have paid to the Agent on behalf of the Banks an amendment fee equal to $250,000.

		4.  The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

		5. This Amendment shall be limited precisely as written and shall not be deemed

(a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to herein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

		6. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

		7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

		IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

BRADLEES STORES, INC.

By: Cornelius F. Moses, III

Title:  Senior Vice President, Chief Financial Officer



 GUARANTORS:

BRADLEES, INC. BRADLEES ADMINISTRATIVE CO., INC. DOSTRA REALTY
CO., INC. MAXIMEDIA SERVICES, INC. NEW HORIZONS OF BRUCKNER,
INC. NEW HORIZONS OF WESTBURY, INC. NEW HORIZONS OF YONKERS, INC.



By: Gary Jones

Title: Vice President, Treasurer



THE CHASE MANHATTAN BANK, Individually and as Agent

By: Neil R. Boylan

Title: Vice President

270 Park Avenue New York, New York 10017



SOCIETE GENERALE, Individually and as Co-Agent

By: John J. Wagner

Title: Vice President

1211 Avenue of the Americas New York, New York 10020



FLEET NATIONAL BANK

By: John C. McDonough

Title: Vice President

75 State Street, 4th Floor Boston, Massachusetts 02109

HELLER FINANCIAL, INC.

By: Salvatore Salzillo

Title: Assistant Vice President

101 Park Avenue New York, New York 10178



JACKSON NATIONAL LIFE INSURANCE

COMPANY

By: PPM America, Inc., as

Attorney-in-Fact for

Jackson National Life

Insurance Company

By: Stuart Lissner

Title: Vice President

225 West Wacker, Suite 1200 Chicago, Illinois 60606



ABN AMRO BANK N.V. BOSTON BRANCH

By: Brian M. Horgan

Title: Vice President

By: Carol A. Levine

Title: Senior Vice President & Managing Director

One Post Office Square, 39th Floor Boston, Massachusetts 02109



BHF-BANK AKTIENGESELLSCHAFT GRAND CAYMAN BRANCH

By:  John Sykes

Title: Assistant Vice President

 By:  Perry Forman

Title:Vice President

590 Madison Avenue New York, New York 10022-2540



 MANUFACTURERS & TRADERS TRUST COMPANY

By: J. Michael Carter

Title: Administrative Vice President

350 Park Avenue, 6th Floor New York, New York 10022



 SIGNET BANK

 By: Mara Sierocinski

Title: Assistant Vice President

7 North Eighth Street P.O. Box 25641 Richmond, Virginia 23260



 CREDIT AGRICOLE

 By: Dean Balice

Title: Senior Vice President and Branch Manager

55 East Monroe, Suite 4700 Chicago, Illinois 60603